UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2019

Freedom Leaf Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55687	46-2093679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3571 E. Sunset Road, Suite 420, Las Vegas, NV		89120
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 442-0411

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The description of the Voting Agreement in Item 2.01 below is incorporated by reference into this Item 1.01. That description of the Voting Agreement and its terms is qualified in its entirety by reference to the full text of the Voting Agreement, which is attached hereto as Exhibit 10.1 to, and incorporated by reference in, this report.

As disclosed in the Current Report on Form 8-K filed on October 3, 2018 (the “Current Report”), Freedom Leaf Inc., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) on September 28, 2018, with Merida Capital Partners II, LP (“Merida”) and seven other investors (Merida and the seven other investors, collectively, the “Investors”). Pursuant to the Securities Purchase Agreement, the Investors agreed to purchase, for an aggregate purchase price of $3,000,000 (the “Purchase Price”): (i) 25,000,000 shares of the Company’s common stock (the “Common Shares”); (ii) three-year non-cashless warrants to acquire 25,000,000 shares of the Company’s common stock at price of $0.18 per share (the “Warrants”); and (iii) with Merida, for leading the syndicate and providing 68% of the funds in the offering, receiving three-year non-cashless warrants to acquire 17,000,000 shares of the Company’s common stock at $0.25/share (the “Bonus Warrants”).

On May 31, 2019, the Company entered into Amendment No. 1 (the “Amendment”) to the Securities Purchase Agreement with certain Investors that comprise at least eighty percent of the Common Shares issued under the Securities Purchase Agreement and the stockholders holding all of the issued and outstanding preferred stock of the Company (the “Preferred Shares”). The Amendment gives the Company the right to convert each of the Preferred Shares into one hundred Common Shares at any time in the Company’s sole discretion beginning on or after May 30, 2019, effective upon the Company delivering written notice to each holder of record of the Preferred Shares, specifying the date and time of the conversion.

The foregoing description of the Securities Purchase Agreement, the Amendment, and their terms is qualified in its entirety by reference to (i) the full text of the Securities Purchase Agreement, which is attached as Exhibit 10.1 to the Company’ Current Report on Form 8-K filed on October 3, 2018, and is incorporated herein by reference, and (ii) the full text of the Amendment, which is attached hereto as Exhibit 10.2 to, and incorporated by reference in, this report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 21, 2019, the Company entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Carlos Frias, Ngoc Quang (Daniel) Nguyen, Alex Frias, and Chris Fagan (collectively, the “Sellers”) to purchase all of the issued and outstanding membership interests and other ownership or beneficial interests of ECS Labs LLC (“ECS”), including its two wholly-owned operating subsidiaries, which collectively constitute the “Green Lotus” premium hemp oil products brand (the “Acquisition”), for a purchase price of fourteen million dollars ($14,000,000), to be paid in shares of the Company’s common stock (the “Shares”) at a share price based on the volume-weighted average trading price per share of the Company’s common stock (the “VWAP”) for the thirty trading days up to and including the trading day prior to the date of closing.

On May 31, 2019 (the “Closing Date”), the parties closed the Acquisition contemplated by the Purchase Agreement (the “Closing”). As a result of the Acquisition, the Company issued 86,419,752 Shares to the Sellers pursuant to the Purchase Agreement effective as of the Closing. In the aggregate, the Shares issued to the Sellers represent approximately 28% of the issued and outstanding common stock of the Company after the Closing of the Acquisition.

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Effective as of the Closing, the Company entered into a Voting Agreement (the “Voting Agreement”) with Merida Capital Partners II, LP (“Merida”), Clifford J. Perry, Raymond Medeiros, Richard Cowan, Carlos Frias, Ngoc Quang (Daniel) Nguyen and Alex Frias whereby the parties agreed to vote their shares of capital stock of the Company in favor of a Board of Directors (the “Board”) comprised of six persons, including two persons appointed by Merida, two persons appointed by Carlos Frias, Ngoc Quang (Daniel) Nguyen and Alex Frias, and two persons appointed by Clifford J. Perry and Raymond Medeiros.

The foregoing description of the Acquisition and the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 10.1 to the Company’ Current Report on Form 8-K filed on May 24, 2019, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The descriptions of the Acquisition and the Purchase Agreement set forth in Item 2.01 above are incorporated by reference into this Item 3.02.

Pursuant to the Purchase Agreement, effective as of the Closing of the Acquisition, the Company issued 86,419,752 shares of the Company’s common stock to Carlos Frias, Ngoc Quang (Daniel) Nguyen, Alex Frias, and Chris Fagan (the “Shareholders”) pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as there was no general solicitation, and the transaction did not involve a public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The descriptions of the Acquisition, the Purchase Agreement and the Voting Agreement set forth in Item 2.01 above are incorporated by reference into this Item 5.02.

Effective as of the Closing of the Acquisition on May 31, 2019, Richard Segerblom and Richard Groberg resigned from the Board of Directors of the Company (the “Board”) and the Board appointed Carlos Frias and Ngoc Quang (Daniel) Nguyen to serve as directors on the Board to fill the vacancies created by the resignations of Mr. Segerblom and Mr. Groberg. As of May 31, 2019, after the Closing of the Acquisition, the Board consists of six persons: Clifford J. Perry, Raymond Medeiros, David Goldburg, David Vautrin, Carlos Frias and Daniel Nguyen.

Additionally, effective as of the Closing of the Acquisition on May 31, 2019, Clifford J. Perry resigned as Chief Executive Officer of the Company. Mr. Perry will continue to be employed at the Company in the position of Director of Corporate Development. Additionally, effective as of the Closing of the Acquisition on May 31, 2019, the Board appointed Carlos Frias to serve as the Chief Executive Officer of the Company and Daniel Nguyen to serve as the Chief Scientific Officer of the Company.

Mr. Frias, age 38, joined the Company in May 2019 effective as of the Closing of the Acquisition. A Marine Corps veteran, Mr. Frias co-founded and served as the CEO of Green Lotus™, a premium hemp oil brand that manufactures and distributes hemp-derived products both nationally and internationally. Mr. Frias has been a leader in the cannabis industry for 16 years, particularly in the medical cannabis market -- founding an investment fund and a non-profit in Texas and California, respectively.

Mr. Nguyen, age 40, joined the Company in May 2019 effective as of the Closing of the Acquisition, bringing with him a combined 19 years of experience in pharmaceuticals, nutraceuticals, and cosmetics. In October 2017, Mr. Nguyen was appointed CSO of Green Lotus™, where he oversaw compounding and production for the international premium hemp oil brand. Mr. Nguyen has also worked as a research chemist and chemical compounder, including positions at Access Pharmaceuticals and Fruit of the Earth.

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In connection with Mr. Frias’ appointment as Chief Executive Officer and a director of the Company, the Board approved an Employment Agreement, effective as of the Closing of the Acquisition, by and between the Company and Carlos Frias. Under the terms of the agreement, the Company agreed to pay Mr. Frias an annual base salary of $130,000 for a term of two years. Subject to Mr. Frias’ continued provision of services to the Company, the agreement also provides for cash incentives of $2,400,000 and equity incentives of $10,738,750 of the Company’s restricted common stock, at a share price equal to the VWAP of the Company’s common stock for the 30 trading days prior to its award. The agreement also contains provisions for further cash and equity incentive awards to be determined based upon the net operating income (as defined in the employment agreement) received by the Company in the twelve months after the Closing Date pursuant to a Master Manufacturing Agreement, dated as of November 13, 2017, by and between ECS and CBD LIFE SA DE CV (as amended, restated, modified or supplemented from time to time, the “Master Agreement”). Subject to Mr. Frias’ continued provision of services to the Company, Mr. Frias will receive a cash incentive award equal to 15 percent of such net operating income and an equity incentive award of the Company’s common stock equal to 25 percent of such net operating income, at a share price based on the VWAP of the Company’s common stock for the thirty trading days prior to its award. The agreement is terminable for cause, death or disability.

In connection with Mr. Nguyen’s appointment as Chief Scientific Officer and as a director of the Company, the Board approved an Employment Agreement, effective as of the Closing of the Acquisition, by and between the Company and Mr. Nguyen. Under the terms of the agreement, the Company agreed to pay Mr. Nguyen an annual base salary of $100,000 for a term of two years. Subject to Mr. Nguyen’s continued provision of services to the Company, the agreement also provides for cash incentives of $2,000,000 and equity incentives of $8,938,750 of the Company’s restricted common stock, at a share price equal to the VWAP of the Company’s common stock for the 30 trading days prior to its award. The agreement also contains provisions for further cash and equity incentive awards to be determined based upon the net operating income (as defined in the employment agreement) received by the Company in the twelve months after the Closing Date pursuant to the Master Agreement. Subject to Mr. Nguyen’s continued provision of services to the Company, Mr. Nguyen will receive a cash incentive award equal to 12.49875 percent of such net operating income and an equity incentive award of the Company’s common stock equal to 20.83125 percent of such net operating income, at a share price based on the VWAP of the Company’s common stock for the thirty trading days prior to its award. The agreement is terminable for cause, death or disability.

In connection with Clifford J. Perry’s engagement as Director of Corporate Development, the Board approved an Employment Agreement, dated May 31, 2019, by and between the Company and Clifford J. Perry. Under the terms of the agreement, the Company agreed to pay Clifford J. Perry and annual base salary of $115,000 for a term of two years. The agreement is terminable for cause, death or disability.

In connection with Raymond Medeiros’ engagement as Director of Business Development, the Board approved an Employment Agreement, dated May 31, 2019, by and between the Company and Raymond Medeiros. Under the terms of this agreement, the Company agreed to pay Raymond Medeiros and annual base salary of $100,000 for a term of two years. The agreement is terminable for cause, death or disability.

In connection with Alex Frias’ engagement as an employee of the Company, the Board approved an Employment Agreement, effective as of the Closing of the Acquisition, by and between the Company and Alex Frias. Under the terms of the agreement, the Company agreed to pay Alex Frias an annual base salary of $100,000 for a term of two years. Subject to Alex Frias’ continued provision of services to the Company, the agreement also provides for cash incentives of $1,600,000 and equity incentives of $7,138,750 of the Company’s restricted common stock, at a share price equal to the VWAP of the Company’s common stock for the 30 days prior to its award. The agreement also contains provisions for further cash and equity incentive awards to be determined based upon the net operating income (as defined in the employment agreement) received by the Company in the twelve months after the Closing Date pursuant to the Master Agreement. Subject to Mr. Frias’ continued provision of services to the Company, Mr. Frias will receive a cash incentive award equal to 10.00125 percent of such net operating income and an equity incentive award consisting of the Company’s common stock equal to 16.66875 percent of such net operating income, at a share price based on the VWAP of the Company’s common stock for the thirty trading days prior to its award. The agreement is terminable for cause, death or disability.

Effective as of the Closing of the Acquisition on May 31, 2019, Laurence Ruhe resigned as the Chief Financial Officer of the Company. Mr. Ruhe’s responsibilities will be assumed on an interim basis by John Kalkanian, who has spent the past two years with Origin House as a Divisional Controller and Director of Finance. Mr. Kalkanian has been a CFO and Controller for both public and private companies over the past 25 years and received his MBA from the University of California, Irvine and his BA in Economics from the University of Michigan. After the Closing of the Acquisition, the Company’s CFO and finance team will be transitioned to Dallas, and the Company has begun the process of actively recruiting a Dallas-based CFO.

The foregoing descriptions of each of the employment agreements is qualified in its entirety by reference to the applicable voting agreements, which are attached as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7.

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Item 7.01 Regulation FD Disclosure.

On June 4, 2019, the Company announced via press release the closing of its acquisition of ECS Labs LLC, including its two wholly-owned operating subsidiaries, which collectively constitute the “Green Lotus” premium hemp oil products brand, effective as of May 31, 2019.

A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18 and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this report:

10.1	Voting Agreement dated as of May 31, 2019, by and among Freedom Leaf Inc., Carlos Frias, Ngoc Quang (Daniel) Nguyen, Alex Frias, Chris Fagan, Merida Capital Partners II LP, Clifford Perry, Raymond Medieros and Richard Cowan
10.2	Amendment No. 1, dated as of May 31, 2019, to that certain Securities Purchase Agreement, dated as of September 28, 2018, by and among Freedom Leaf Inc., Merida Capital Partners II LP, JM10-FFF, Clifford Perry, and Richard Cowan
10.3	Employment Agreement of Carlos Frias, dated as of May 31, 2019, by and between Freedom Leaf Inc. and Carlos Frias
10.4	Employment Agreement of Ngoc Quang (Daniel) Nguyen, dated as of May 31, 2019, by and between Freedom Leaf Inc. and Ngoc Quang (Daniel) Nguyen
10.5	Employment Agreement of Alex Frias, dated as of May 31, 2019, by and between Freedom Leaf Inc. and Alex Frias
10.6	Employment Agreement of Clifford Perry, dated as of May 31, 2019, by and between Freedom Leaf Inc. and Clifford Perry
10.7	Employment Agreement of Raymond Medeiros, dated as of May 31, 2019, by and between Freedom Leaf Inc. and Raymond Medeiros
99.1	Press Release dated June 4, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2019	FREEDOM LEAF, INC.

/s/ Carlos Frias
Name: Carlos Frias
Title: Chief Executive Officer

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